UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325836
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's telephone number, including area code: (734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry Into a Material Definitive Agreement.

In connection with the Company’s acquisition of Picometrix, Inc. on May 2, 2005, we issued four-year secured promissory notes (the “Notes”) payable to Robin Risser and Steven Williamson, the stockholders of Picometrix.  The Notes bear interest at the annual rate of prime plus 1.0%.  On April 1, 2009, the Company and Messrs. Risser and Williamson entered into third amendments to the Notes (the “Third Amendments”).  Prior to the effective date of the Third Amendments, the Notes were payable in five installments, of which three installments had been paid, the fourth installment (in the aggregate principal amount of $450,000) was payable on April 1, 2009 and the fifth installment (in the aggregate principal amount of $950,500) was payable on December 1, 2009.   The Third Amendments revise the payment schedule for the fourth and fifth installments as follows:

December 1, 2009	$450,000
March 1, 2010	$950,500

Prior to entering into the Third Amendments, the transaction was reviewed and approved by the Company’s Audit Committee pursuant to the Company’s policies relating to the review and approval of related party transactions since Mr. Risser currently serves as the Company’s Chief Financial Officer and Mr. Williamson currently serves as the Company’s Chief Technology Officer.

This summary of the Third Amendments does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all of the provisions of the Notes, copies of which were filed with the Company’s Current Report on Form 8-K filed on May 6, 2005, the provisions of the First Amendments, copies of which were filed with the Company’s Current Report on Form 8-K filed on May 2, 2008, the provisions of the Second Amendments, copies of which were filed with the Company’s Current Report on Form 8-K filed on December 1, 2008 and the provisions of the Third Amendments, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit

10.1	Third Amendment dated April 1, 2009 to Secured Promissory Note dated May 2, 2005 by and between Advanced Photonix, Inc. and Robin Risser.

10.2	Third Amendment dated April 1, 2009 to Secured Promissory Note dated May 2, 2005 by and between Advanced Photonix, Inc. and Steven Williamson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Richard Kurtz
Richard Kurtz, Chief Executive Officer

Dated:  April 23, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Third Amendment dated April 1, 2009 to Secured Promissory Note dated May 2, 2005 by and between Advanced Photonix, Inc. and Robin Risser.

10.2	Third Amendment dated April 1, 2009 to Secured Promissory Note dated May 2, 2005 by and between Advanced Photonix, Inc. and Steven Williamson.